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                                                                    EXHIBIT 21.1




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               |                                               |
               |                                               |
               |          GLOBAL TRAFFIC NETWORK, INC.         |
               |                                               |
               |                                               |
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                      |                                 |
                                                        |
                      |                                 |       100%
                                                        |
                      |                                 |
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|                                         |    |                               |
|                                         |    |                               |
|THE AUSTRALIA TRAFFIC NEWTORK PTY LIMITED|    | GLOBAL TRAFFIC CANADA, INC.   |
|                                         |    |                               |
|                                         |    |                               |
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                                                        |
                                                        |
                                                        |       100%
                                                        |
                                                        |
                                               ---------------------------------
                                               |                               |
                                               |                               |
                                               | CANADIAN TRAFFIC NETWORK ULC  |
                                               |                               |
                                               |                               |
                                               ---------------------------------